SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 March 15, 2000
                                 --------------
                Date of Report (Date of earliest event reported)


                       DONALDSON, LUFKIN & JENRETTE, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                              1-6862             13-1898818
--------                             --------            ----------
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
of organization)                                          Identification Number)


                                277 Park Avenue
                            New York, New York 10172
                            ------------------------
              (Address of principal executive offices) (zip code)

                                 (212) 892-3000
                                ---------------
              (Registrant's telephone number, including area code)


         (Former Name or Former Address, if Changed Since Last Report)


                   Exhibit Index is on page 4 of this filing

Item 5. OTHER EVENTS

     On March 15, 2000, Donaldson, Lufkin & Jenrette, Inc. (the "Company") commenced a program for the offering of Medium-Term Notes due nine months or more from the date of issuance ("Medium-Term Notes") in the aggregate principal amount of up to $3,134,800,000 or the equivalent thereof in one or more other currencies or currency units such as the Euro. The Medium-Term Notes are part of the $3,134,800,000 in debt securities, preferred stock and warrants registered by the Company pursuant to a Registration Statement, as amended (the "Registration Statement") filed with the Securities and Exchange Commission ("Commission") on Form S-3 (Registration No. 333-30928) pursuant to Rule 415 promulgated by the Commission under the Securities Act of 1933, as amended (the "Act"). A Prospectus Supplement and Base Prospectus relating to the
Medium-Term Notes has been filed with the Commission pursuant to Rule 424(b) of the Act. The issuance and sale of the Medium-Term Notes may be made from time to time in various amounts pursuant to an Indenture, dated as of June 8, 1998, between the Company and The Chase Manhattan Bank, as Trustee. The Indenture was previously filed with the Commission.

     The Medium-Term Notes will be distributed pursuant to a Distribution Agreement among the Company and certain agents. The form of the Distribution Agreement is attached hereto as Exhibit 1 and incorporated by reference herein. The Medium-Term Notes may bear fixed or floating rates of interest and may also be issued as Indexed Notes, Dual Currency Notes, Renewable Notes, Amortizing Notes or as Original Issue Discount Notes as described in the Prospectus Supplement. A form of Fixed Rate Medium-Term Note and Regular Floating Rate Medium-Term Note are attached hereto as Exhibits 4.2 and 4.3, respectively, and incorporated by reference herein. The Chase Manhattan Bank (the "Calculation Agent") may perform certain services in connection with the issuance of Medium-Term Notes bearing floating rates of interest or bearing fixed rates of interest determined by reference to an interest rate formula, if any, pursuant to a Calculation Agent Agreement between the Company and the Calculation Agent. The Calculation Agent Agreement was previously filed with the Commission and is incorporated by reference herein. Tax consequences of ownership and disposition of the Notes are described in the Prospectus Supplement. The opinion of Davis Polk & Wardwell, special tax counsel to the Company, is attached hereto as
Exhibit 4.5 and incorporated by reference herein.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     c. Exhibits.

        1     Form of Distribution Agreement.

        4.1   Form of Senior Debt Indenture between the Company and The
              Chase Manhattan Bank, as Trustee (Incorporated by reference to the corresponding exhibit to Donaldson, Lufkin & Jenrette, Inc's Registration Statement on Form S-3 (Registration No. 333-40925)).

        4.2   Form of Fixed Rate Medium-Term Note.

        4.3   Form of Floating Rate Medium-Term Note.

        4.4 Form of Calculation Agent Agreement (Incorporated by reference to the corresponding exhibit to Donaldson, Lufkin & Jenrette, Inc's report on Form 8-K filed with the Commission on November 12, 1998).

        4.5   Form of Tax Opinion

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DONALDSON, LUFKIN & JENRETTE, INC.

Date: March 17, 2000                 By    /s/ Marjorie S. White
                                       ---------------------------------
                                       Name: Marjorie S. White
                                       Title: Secretary

                                 EXHIBIT INDEX

Exhibit        Numbered                                             Sequentially
Number         Exhibit                                              Page
-------        --------                                             ------------
1              Form of Distribution Agreement.

4.1            Form of Senior Debt Indenture between the
               Company and The Chase Manhattan Bank, as
               Trustee (Incorporated by reference to the corresponding exhibit to Donaldson, Lufkin &
               Jenrette, Inc's Registration Statement on
               Form S-3 (Registration No. 333-40925)).

4.2            Form of Fixed Rate Medium-Term Note.

4.3            Form of Floating Rate Medium-Term Note.

4.4            Form of Calculation Agent Agreement
               (Incorporated by reference to the
               corresponding exhibit to Donaldson, Lufkin &
               Jenrette, Inc's report on Form 8-K filed with the Commission on November 12, 1998).

4.5            Form of Tax Opinion